EXHIBIT 32.1
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             CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED
              PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Spire Corporation (the "Company") on Form 10-K/A (the "Report") for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 24, 2008                   By: /s/ Roger G. Little
                                               -----------------------------
                                               Roger G. Little
                                               Chairman of the Board, Chief
                                               Executive Officer and President